EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

       In connection with the Report of Wells Real Estate Investment Trust, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the Registrant, and Douglas P. Williams, Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Leo F. Wells, III Leo F. Wells, III Chief Executive Officer August 4, 2005

By:	/s/ Douglas P. Williams Douglas P. Williams Chief Financial Officer August 4, 2005